                               Exhibit 17(b)(iv)

             Prospectus for the Firstar Money Market, Institutional Money Market, Tax-Exempt Money Market, Ohio Tax-Exempt
                 Money Market, U.S. Government Money Market
                      and U.S. Treasury Money Market Funds
                              dated March 1, 2001

                       Prospectus

                       March 1, 2001

                       MONEY MARKET FUNDS
                       Money Market Fund
                       Institutional Money Market Fund
                       Tax-Exempt Money Market Fund
                       Ohio Tax-Exempt Money Market Fund
                       U.S. Government Money Market Fund
                       U.S. Treasury Money Market Fund


                       As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

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Table of Contents
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
Money Market Fund and
-----------------------------------------------------------
 Institutional Money Market Fund                          1
-----------------------------------------------------------
Tax-Exempt Money Market Fund                              3
-----------------------------------------------------------
Ohio Tax-Exempt Money Market Fund                         7
-----------------------------------------------------------
U.S. Government Money Market Fund                        11
-----------------------------------------------------------
U.S. Treasury Money Market Fund                          14
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Types of Investment Risk                                 17
-----------------------------------------------------------
Investing With Firstar Funds                             21
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   Share Classes Available                               21
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   Purchasing Shares                                     21
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   Redeeming Shares                                      23
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   Exchanging Shares                                     25
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   Additional Shareholder Services                       26
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Additional Information                                   28
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   Dividends, Capital Gains Distributions and Taxes      28
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   Management of the Funds                               29
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   Net Asset Value and Days of Operation                 30
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Appendix                                                 31
-----------------------------------------------------------
   Financial Highlights                                  31
-----------------------------------------------------------

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.


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Money Market Fund and Institutional Money Market Fund
Objective

[GRAPHIC]

The investment objective of the Money Market Fund and the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Each Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

Each Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality to securities with those ratings, as determined at the time of acquisition.

Each Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[GRAPHIC]

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in a Fund by showing changes in the performance of a Fund's shares from year to year and the average annual returns of each Fund's shares. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.
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Year-by-year total return as of 12/31 each year (%)

                                     [GRAPH]

                                               Institutional
                                Money Market   Money Market

                         91         5.87
                         92         3.42           3.58
                         93         2.67           2.90
                         94         3.84           4.08
                         95         5.54           5.81
                         96         5.00           5.26
                         97         5.14           5.39
                         98         5.14           5.38
                         99         4.57           4.94
                       2000         5.79           6.19


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
                Money Market Fund       Institutional Money Market Fund
-----------------------------------------------------------------------
Best Quarter:      Q1 '91    1.66%           Q4 '00           1.59%
Worst Quarter:     Q2 '93    0.64%           Q2 '93           0.70%

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Average Annual Total Return as of 12/31/00
--------------------------------------------------------------------------------

                                                                Since Inception
                                  1 Year   5 Years   10 Years   (inception date)
--------------------------------------------------------------------------------
Money Market Fund                 5.79%     5.12%     4.69%            --
Institutional Money Market Fund   6.19%     5.42%       --           4.87%
                                                                (April 26, 1991)

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The 7-day yield for the period ended on 12/31/00 for the Money Market Fund and the Institutional Money Market Fund was 6.07% and 6.46%, respectively, and without giving effect to fee waivers was 6.02% and 6.25%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Money Market Fund and the Institutional Money Market Fund.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund and Institutional Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
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
                                                                  Institutional
                                                       Money           Money
                                                    Market Fund     Market Fund
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                   None            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                   None/1/         None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                       None            None
Redemption Fees                                        None/2/         None/2/
Exchange Fees                                          None            None

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-----------------------------------------------------------------------------
                                                 Money      Institutional Money
                                              Market Fund       Market Fund
-------------------------------------------------------------------------------
Management Fees (before waivers)/3/              0.50%             0.46%
Distribution and Service (12b-1) Fees            0.01%/4/          None
Other Expenses (before waivers)/5/               0.51%             0.36%
                                                -------           -------
Total Annual Fund Operating Expenses (before
 waivers)                                        1.02%             0.82%
Fee Waivers and Expense Reimbursements/6/       (0.23)%           (0.43)%
                                                -------           -------
Net Annual Fund Operating Expenses/6/            0.79%             0.39%
                                                =======           =======
-----------------------------------------------------------------------------

1 A contingent deferred sales charge may be payable upon redemption of shares of the Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $15.00 is charged for each wire redemption for the Money Market Fund and a fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fees of the Money Market
  Fund and the Institutional Money Market Fund are 0.43% and 0.28%, respectively, of each Fund's average daily net assets.
4 12b-1 fees after waivers currently are 0.01% of the average daily net assets of the shares of the Money Market Fund. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Funds' Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Money Market Fund and the Institutional Money Market Fund currently are 0.35% and 0.11%, respectively, of each Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for shares of the Money Market Fund and Institutional Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses for the Money Market Fund and the Institutional Money Market Fund will be no more than 0.79% and 0.39%, respectively, of each Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------
Money Market Fund                 $104     $325      $563      $1,248
Institutional Money Market Fund     84      262       455       1,014

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Tax-Exempt Money Market Fund
Objective

[GRAPHIC]

The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.
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
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Principal Investment Strategies

[Graphic]

The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations that are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities that are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.

Municipal obligations purchased by the Fund may include variable and floating rate instruments, which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations, which are issued by a state or local government or authority, to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

4 ..............................................................................
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart And Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                                91         4.24
                                92         2.64
                                93         2.06
                                94         2.49
                                95         3.44
                                96         3.06
                                97         3.13
                                98         2.97
                                99         2.58
                              2000         3.44


---------------------------------
Best Quarter:    Q2   '91   1.08%
Worst Quarter:   Q1   '94   0.50%
---------------------------------

Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------
                                 1 Year   5 Years   10 Years
------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                 3.44%     3.03%     3.00%
------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the Tax-Exempt Money Market Fund was 4.00% and without giving effect to fee waivers was 4.00%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.
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[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

------------------------------------------------------------------
                                                         Retail A
                                                          Shares
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                       None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                       None/1/
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                 None
Redemption Fees                                            None/2/
Exchange Fees                                              None
------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-----------------------------------------------------------------
                                                         Retail A
                                                          Shares
-----------------------------------------------------------------
Management Fees                                           0.50%
Distribution and Service (12b-1) Fees (before
 waivers)/3/                                              0.00%
Other Expenses (before waivers)/4/                        0.43%
                                                         -------
Total Annual Fund Operating Expenses (before waivers)     0.93%
Fee Waivers and Expense Reimbusements/5/                 (0.14)%
                                                         -------
Net Annual Fund Operating Expenses/5/                     0.79%
                                                         =======
-----------------------------------------------------------------

/1/A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares.
/2/A fee of $15.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
/4/"Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.
/5/Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
6 ..............................................................................
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                  $95      $296      $515      $1,143


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Ohio Tax-Exempt Money Market Fund

Objective

[GRAPHIC]

The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

       Examples of Ohio Municipal Securities:

 -tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
 -bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
 -municipal commercial paper and other short-term notes
 -variable rate demand notes
 -municipal bonds and leases
 -participation interests in any of the above

[GRAPHIC]

The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax, not subject to the alternative minimum tax and exempt from the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from regular federal income tax and Ohio state personal income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.

Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.
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Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

Variable Rate Demand Notes
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

Temporary Investments
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to regular federal income tax.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed-income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.

Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the state or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.
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The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:

1. the availability of tax and other revenues;
2. economic, political and demographic conditions within the state or region of the state; and
3. the underlying fiscal condition of the state, its counties, municipalities and school districts.

See the Statement of Additional Information (the "Additional Statement") for additional information regarding Ohio state-specific risks.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                                91
                                92
                                93
                                94
                                95
                                96
                                97
                                98         2.85
                                99         2.69
                              2000         3.37


------------------------------------
Best Quarter:     Q2    '00    0.88%
Worst Quarter:    Q1    '99    0.62%
------------------------------------

 .............................................................................. 9

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Average Annual Total Return as of 12/31/00 (Retail A Shares)

-------------------------------------------------------------------------------
                                                                      Since Inception
                                      1 Year   5 Years   10 Years    (December 2, 1997)
--------------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Retail A Shares                       3.37%     --        --            2.97%
--------------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the Ohio Tax-Exempt Money Market Fund was 3.91% and without giving effect to fee waivers was 3.77%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Fees And Expenses Of The Fund

[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------
                                                     Retail
                                                    A Shares
-------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                  None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                      None
Redemption Fees                                       None/2/
Exchange Fees                                         None
-------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees (before waivers)/3/               0.50%
Distribution and Service (12b-1) Fees/4/          0.00%
Other Expenses (before waivers)/5/                0.63%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.13%
Fee Waivers and Expense Reimbursements/6/        (0.34)%
                                                 -------
Net Annual Fund Operating Expenses/6/             0.79%
                                                 =======
---------------------------------------------------------

/1/A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the Ohio Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares.
/2/A fee of $15.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
/3/As a result of fee waivers, the current management fee of the Ohio Tax-
  Exempt Money Market Fund is 0.34% of the Fund's average daily net assets. /4/The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
10 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

/5/"Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax-Exempt Money Market Fund currently are 0.45% of the Fund's average daily net assets.
/6/Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------

                                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Retail A Shares                        $115      $359       $622       $1,375

--------------------------------------------------------------------------------
U.S. Government Money Market Fund

Objective

[GRAPHIC]

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The U.S. Government Money Market Fund invests in short-term dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

Even though the U.S. Government Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

 ............................................................................. 11

 ................................................................................

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There can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart And Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                                91         5.56
                                92         3.30
                                93         2.61
                                94         3.76
                                95         5.39
                                96         4.92
                                97         4.97
                                98         4.95
                                99         4.41
                              2000         5.65


--------------------------------------------------------------------------------

Best Quarter:    Q1 '91   1.53%
Worst Quarter:   Q2 '93   0.63%

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/00 (Retail A Shares)
--------------------------------------------------------------------------------

                                       1 Year   5 Years   10 Years
------------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                       5.65%     4.97%     4.54%

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the U.S. Government Money Market Fund was 5.89%, and without giving effect to fee waivers was 5.72%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares the U.S. Government Money Market Fund.
12 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Fees and Expenses of the Fund
[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                     Retail
                                                    A Shares
-------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                  None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                      None
Redemption Fees                                       None/2/
Exchange Fees                                         None

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees (before waivers)/3/               0.50%
Distribution and Service (12b-1) Fees (before
 waivers)/4/                                      0.00%
Other Expenses (before waivers)/5/                0.66%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.16%
Fee Waivers and Expense Reimbursements/6/        (0.37)%
                                                 -------
Net Annual Fund Operating Expenses/6/             0.79%
                                                 =======

--------------------------------------------------------------------------------
1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the U.S. Government Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $15.00 is charged for each wire redemption and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, the current management fee of the U.S. Government
  Money Market Fund is 0.31% of the Fund's average daily net assets.
4 The Fund does not intend to pay 12b-1 fees for the current fiscal year. The maximum 12b-1 fee applicable to this Fund is 0.25%.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market Fund currently are 0.48% of the Fund's average daily net assets.
6 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than of the 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------
                                        1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------
U.S. Government Money Market Fund  -
 Retail A Shares                         $118     $368      $638      $1,409
-----------------------------------------------------------------------------

 ............................................................................. 13

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U.S. Treasury Money Market Fund

Objective

[GRAPHIC]

The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the U.S. government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

Even though the U.S. Treasury Money Market Fund purchases mostly U.S. government obligations, shares of the Fund are not themselves issued or guaranteed by any government agency.

The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
14 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares.

On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (the "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.



Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                                91         5.49
                                92         3.26
                                93         2.54
                                94         3.51
                                95         5.26
                                96         4.77
                                97         4.86
                                98         4.61
                                99         4.06
                              2000         5.24

------------------------------------
Best Quarter:     Q1    '91    1.52%
Worst Quarter:    Q4    '93    0.62%
------------------------------------

Average Annual Total Return as of 12/31/00 (Retail A Shares)

---------------------------------------------------------------
                                    1 Year   5 Years   10 Years
---------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Retail A Shares                     5.24%    4.70%      4.35%
---------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for the Retail A Shares of the U.S. Treasury Money Market Fund was 5.40%, and without giving effect to fee waivers was 5.40%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Retail A Shares of the U.S. Treasury Money Market Fund.
 ............................................................................. 15

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--------------------------------------------------------------------------------

Fees and Expenses of the Fund

[GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold Retail A Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------
                                                     Retail
                                                    A Shares
-------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                  None/1/
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                      None
Redemption Fees                                       None/2/
Exchange Fees                                         None
-------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
                                                  Retail
                                                 A Shares
---------------------------------------------------------
Management Fees                                   0.44%
Distribution and Service (12b-1) Fees (before
 waivers)/3/                                      0.15%
Other Expenses (before waivers)/4/                0.39%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.98%
Fee Waivers and Expense Reimbursements/5/        (0.04)%
                                                 -------
Net Annual Fund Operating Expenses/5/             0.94%
                                                 =======
---------------------------------------------------------

1 A contingent deferred sales charge may be payable upon redemption of Retail A
  Shares of the U.S. Treasury Money Market Fund which were acquired upon exchange for Retail B Shares.
2 A fee of $15.00 is charged for each wire redemption and $15.00 for each non-
  systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 12b-1 fees after waivers currently are 0.15% of the average daily net assets of Retail A Shares of the U.S. Treasury Money Market Fund. The maximum 12b-1 fee applicable to this Fund is 0.25%.
4 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Retail A Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market Fund currently are 0.35% of the Fund's average daily net assets.
5 Certain service providers have contractually agreed to waive fees and reimburse expenses for Retail A Shares of the U.S. Treasury Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than of the 0.94% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.
16 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------
                                    1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------
U.S. Treasury Money Market Fund -
 Retail A Shares                     $100     $312      $542      $1,201

--------------------------------------------------------------------------------
Types of Investment Risk
The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are also described in this section and in the Additional Statement referred to on the back page.

General Risks Of Investing In Each Of The Funds

[GRAPHIC]

Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

Credit Risk - All Funds
An issuer of fixed-income securities may default on its obligations to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"--the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.

Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves, and some may be susceptible to changes in yields or values because of their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments, which may be leveraged.

Extension Risk - All Funds
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Interest Rate Risk - All Funds
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
 ............................................................................. 17

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Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase and short-term funding agreements which the Money Market Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and other securities traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy, which the Adviser uses, may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser may not change certain investment practices of a Fund without a Shareholder vote. The policies of each Fund, which may not be changed without a Shareholder vote are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each of the Funds may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. The Funds may have high portfolio turnover, but brokerage commissions are not normally paid on money market instruments. Portfolio turnover is not expected to have a material effect on the Funds' net investment income.

Prepayment Risk - All Funds
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.
18 .............................................................................
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 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

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Temporary Investment Risk - All Funds
Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets without limitation in cash or various short-term instruments. This may occur, for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund may from time to time hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by the Fund normally will not exceed 20% of total assets at the time of purchase). When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Valuation Risk - All Funds
This is a risk a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks Which Apply to Investment in Certain of the Funds

[GRAPHIC]

Foreign Risks - Institutional Money Market Fund, Money Market Fund And Tax-Exempt Money Market Fund - to the extent they Invest in Foreign Securities When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund, which invests in foreign securities, will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

European Currency Unification - Institutional Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund - to the extent they Invest in Foreign Securities Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.
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Tax Risk - Tax Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund and
U.S. Treasury Money Market Fund These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Adviser rely on these opinions and will not review the basis for them.

Securities Lending - All Funds other than the Ohio Tax-Exempt Money Market Fund To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Additional Risks Which Apply to Particular Types of Securities
[GRAPHIC]

Other Investment Companies - All Funds
The Funds may invest their cash balances in other investment companies, which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies expenses will be borne by the Fund's Shareholders.

Government Obligations - Each Money Market Fund other than the Tax-Exempt Money Market Fund and the Ohio Tax-Exempt Money Market Fund In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Municipal Securities - Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund Each of these Funds may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of a Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than would be if its assets were not so invested.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet Shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in
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value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.


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Investing With Firstar Funds
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Institutional Money Market Fund and the Money Market Fund each offer only one class of shares), and four classes of shares in its Non-Money Market Funds; Retail A, Retail B, Y and Institutional (except that the Global Equity Fund offers only Y and Institutional Shares). This Prospectus offers only shares of the Institutional Money Market Fund and Money Market Fund and Retail A Shares of the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this Prospectus.

Purchasing Shares

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Minimum Investments

Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund The minimum initial investment for shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

Institutional Money Market Fund
The minimum initial investment in the Institutional Money Market Fund is $1,000,000 by an individual or combination of accounts (including a combination of accounts purchased through one fund family having an arrangement to make available the Institutional Money Market Fund). There is no minimum subsequent investment.

Buying Shares

Purchase requests for a Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.

-Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
-Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money
 Market Fund -11:30 a.m. Central time
-U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

In order for a purchase request to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Funds accompanied by a check or wire payment which are received at or after the times listed above, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
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Through a Shareholder Organization

[GRAPHIC]

Opening an Account
Contact your Shareholder Organization.

By Mail

[GRAPHIC]

Complete an application and mail it along with a check payable to: Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011. For overnight delivery mail to:
615 E. Michigan St., Milwaukee, WI 53202

Automatically (All Money Market Funds Except the Institutional Money Market
Fund)

[GRAPHIC]

Call 1-800-677-FUND to obtain a purchase application, which includes information for a Periodic Investment Plan or ConvertiFund(R) Account.

By Wire

[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013 Firstar Mutual Fund Services, LLC Account # 112-952-137 for further credit to [name of Fund] [Name/title on the account]. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

By Telephone Exchange

[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Adding to an Account
Contact your Shareholder Organization.


Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.


Complete a Periodic Investment Plan Application to automatically purchase more shares.

Open a ConvertiFund(R) account to automatically invest proceeds from one account to another account of the Firstar Funds.


Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please also include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.


Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.





              Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account or any Periodic Investment Plan purchase does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
-The Funds will not accept payment in cash, money orders, credit card checks or third party checks for the purchase of shares.
-Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
-Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

For Owners of Institutional Money Market Fund Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of Shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Institutional Money Market Fund should contact their account representative.

In the case of participants in certain employee benefit plans investing in the Institutional Money Market Fund, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures stated above.

Redeeming Shares


Selling Shares
Redemption requests for a Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed on the same day.

-Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
-Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money
 Market Fund -  11:30 a.m. Central time
-U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

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Redemption requests for the Funds received at or after the times listed above on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization

[GRAPHIC]

Contact your Shareholder Organization by Mail.

By Phone

[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption. Redemption proceeds will only be sent to a Shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)

By Mail

[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Automatically (All Money Market Funds Except the Institutional Money Market
Fund)

[GRAPHIC]

Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above.

Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each Shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to Shareholders.


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During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the Shareholder is liable for any loss for unauthorized transactions.

Check Redemption
You may request on the purchase application or by written request that a Fund provide redemption checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for the Institutional Money Market Fund, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon Shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. Retail B Shares of a Non-Money Market Fund may be exchanged for Retail A Shares of a Money Market Fund. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market
Fund. Shares of the Institutional Money Market Fund are not exchangeable for Retail A or Retail B Shares of any Non-Money Market Fund.
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Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail A Money Market Fund shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with the Prospectus describing the Retail B Shares. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each Shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges. However, Firstar Funds reserves the right to impose a charge in the future. In addition, Shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a Shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to Shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
-Exchanges are available only in states where exchanges may be legally made. -The minimum amount which may be exchanged is $1,000.
-If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.
-It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services

[GRAPHIC]

Shareholder Organizations
The Funds (other than the Institutional Money Market Fund) have adopted a distribution and service plan for Retail A Shares. These Funds, including the Institutional Money Market Fund, also have adopted a service plan under which the Funds may pay service fees for shareholder services to money market Shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be.

Shareholder support services may include:
-assisting investors in processing purchase, exchange and redemption requests -processing dividend and distribution payments from the Funds
-providing information periodically to customers showing their positions in
 Fund shares
-providing sub-accounting
-forwarding sales literature and advertising
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The Funds make no payments to their Distributor under the plans. Payments to shareholder organizations, including affiliates of the Adviser, under the plans are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Distribution fees are regulated by Rule 12b-1 under the Investment Company Act of 1940 and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under these plans, the Funds may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organization's agreement with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semi-annually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of Shareholder reports will be sent to Shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Shareholders monthly, summarizing all transactions. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, Shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. A description of these Retirement Accounts may be found in the Additional Statement for the Funds. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
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Additional Information
Dividends, Capital Gains Distributions and Taxes

Dividends and Capital Gains Distributions

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by a Fund, are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund and Institutional Money Market Fund) on the declaration date.

A Shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the Shareholder elects to receive distributions in cash.

If a Shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the Shareholder's address of record, such Shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Funds do not expect to realize net long-term capital gains.

Federal Taxes
Distributions from the Money Market Fund, Institutional Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund will generally be taxable to Shareholders. Each such fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Generally, distributions from the U.S. Treasury Money Market Fund will be exempt from state and local taxes.

Distributions from the Tax-Exempt Money Market Fund and the Ohio Tax-Exempt Money Market Fund will generally constitute tax-exempt income to Shareholders for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of their distributions could be taxable to Shareholders as ordinary income or capital gains, but it is not expected that this will be the case. Moreover, although the distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should also consult your tax adviser for further information regarding the federal, state, local and/or foreign tax consequences with respect to your specific situation.

28 .............................................................................
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State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


Management of the Funds

Advisory Services
Firstar Investment Research & Management Company, LLC ("FIRMCO"), a Wisconsin Limited Liability Company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $28 billion in assets under management.

On October 4, 2000, Firstar Corporation, the parent company of FIRMCO and a bank holding company, announced that it had entered into an agreement to merge with U.S. Bancorp, another bank holding company. The merger was consummated on February 27, 2001 and the merged bank holding companies assumed the U.S. Bancorp name.

U.S. Bancorp, as successor to Firstar Corporation, has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by U.S. Bancorp under specified circumstances, including if no affiliate of U.S. Bancorp is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the fiscal year ended October 31, 2000, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.29% for the Institutional Money Market Fund, 0.28% for the Money Market Fund, 0.50% for the Tax-Exempt Money Market Fund and 0.39% for the U.S. Government Money Market Fund.

Prior to April 1, 2000, the Firstar Stellar Ohio Tax-Free Money Market Fund and the Firstar Stellar U.S. Treasury Money Market Fund were managed by the Capital Management Division of Firstar Bank N.A., which was also a subsidiary of Firstar Corporation. On April 1, 2000, the investment management resources of the Capital Management Division of Firstar Bank, N.A. were consolidated with those of FIRMCO as part of an internal restructuring of the investment advisory functions within Firstar Corporation.

For the eleven-month fiscal period ended October 31, 2000, the Predecessor Firstar Stellar Funds paid the Adviser the following fees:

--------------------------------------------------------------------------------

   Fund                                               Fee Paid
--------------------------------------------------------------
   Firstar Stellar Ohio Tax-Free Money Market Fund     0.34%
   Firstar Stellar U.S. Treasury Money Market Fund     0.50%

--------------------------------------------------------------------------------

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Funds' Administrator and receives fees for those services.
 ............................................................................. 29
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Custodian, Transfer and Dividend Disbursing Agent and Accounting Services Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A. an affiliate of the Adviser, provides custodial services for the Funds and receives fees for these services.

Net Asset Value And Days Of Operation

 The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so.

The net asset value of the Funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the U.S. Treasury Money Market Fund and Institutional Money Market Fund) and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares. Net asset value is computed using the amortized cost method as permitted by SEC rules.

30 .............................................................................
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Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

With respect to all the Funds in this Prospectus, this information for the period ended October 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request.

With respect to the Institutional Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund and the U.S. Government Money Market Fund, this information for the period ended October 31, 1999 and prior has been audited by PricewaterhouseCoopers LLP.

For the Ohio Tax-Exempt Money Market Fund, the financial highlights tables set forth on the following pages are based on the financial history of the predecessor Firstar Stellar Ohio Tax-Free Money Market Fund. For the U.S. Treasury Money Market Fund, the financial highlights tables set forth on the following pages are based on the financial history of the predecessor Firstar Stellar Treasury Fund. With respect to the predecessor Firstar Stellar Ohio Tax-Free Money Market Fund and predecessor Firstar Stellar Treasury Fund, this information for the period ended November 30, 1999 and prior has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds.

Contact FMFS for a free copy of the Annual Report or Additional Statement.
 ............................................................................. 31
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Money Market Funds

                                      Net Asset                    Dividends      Net Asset
                                       Value,          Net          from Net        Value,
                                      Beginning     Investment     Investment      End of
 Per Share Data                       of Period     Income/6/        Income        Period
 INSTITUTIONAL MONEY MARKET FUND
 Year Ended October 31, 1996            $1.00         $0.05          $(0.05)        $1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1997             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1998             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1999             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 2000             1.00          0.06           (0.06)         1.00
 MONEY MARKET FUND
 Year Ended October 31, 1996             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1997             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1998             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1999             1.00          0.04           (0.04)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 2000             1.00          0.06           (0.06)         1.00
 TAX-EXEMPT MONEY MARKET FUND
 Year Ended October 31, 1996             1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1997             1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1998             1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1999             1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 2000             1.00          0.03           (0.03)         1.00
 OHIO TAX-EXEMPT MONEY MARKET FUND
 Period Ended November 30, 1998/7/       1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Year Ended November 30, 1999            1.00          0.03           (0.03)         1.00
-------------------------------------------------------------------------------------------
 Period Ended October 31, 2000/10/       1.00          0.03           (0.03)         1.00
 U.S. GOVERNMENT MONEY MARKET FUND
 Year Ended October 31, 1996             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1997             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1998             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 1999             1.00          0.04           (0.04)         1.00
-------------------------------------------------------------------------------------------
 Year Ended October 31, 2000             1.00          0.05           (0.05)         1.00
-------------------------------------------------------------------------------------------

 1 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.62%, 0.62%, 0.64%, 0.66%, 0.64%, respectively.

 2 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.97%, 0.85%, 0.86%, 0.84%, 0.81%, respectively.

 3 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996 would have been 0.73%, 0.75%, 0.75%, 0.78%, respectively.

 4 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 0.97%, 1.09%, 1.29%, respectively.

 5 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.83%, 0.69%, 0.71%, 0.70%, 0.71%, respectively.
32 .............................................................................
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
                 Supplemental Data and Ratios
     ----------------------------------------------------------------
                                                        Ratio of Net
     Net Assets,           Ratio of Net                  Investment
       End of                Expenses                      Income
       Period               to Average                   to Average
       (000s)               Net Assets                   Net Assets

      $  750,051           0.35%/1/                       5.19%
--------------------------------------------------------------------------------
       1,201,341           0.35%/1/                       5.23%
--------------------------------------------------------------------------------
       1,623,970           0.35%/1/                       5.30%
--------------------------------------------------------------------------------
       2,356,251           0.38%/1/                       4.76%
--------------------------------------------------------------------------------
       2,998,020           0.39%/1/                       5.92%

         224,036           0.60%/2/                       4.94%
--------------------------------------------------------------------------------
         261,017           0.60%/2/                       4.98%
--------------------------------------------------------------------------------
         289,088           0.60%/2/                       5.05%
--------------------------------------------------------------------------------
         283,481           0.72%/2/                       4.44%
--------------------------------------------------------------------------------
         171,877           0.75%/2/                       5.48%

          79,328           0.60%/3/                       3.09%
--------------------------------------------------------------------------------
         108,639           0.60%/3/                       3.06%
--------------------------------------------------------------------------------
         122,451           0.60%/3/                       3.02%
--------------------------------------------------------------------------------
         153,189           0.71%/3/                       2.51%
--------------------------------------------------------------------------------
         185,131           0.72%                          3.32%

          57,614           0.69%/4/,/9/                   2.81%/9/
--------------------------------------------------------------------------------
          64,475           0.58%/4/                       2.64%
--------------------------------------------------------------------------------
          68,482           0.77%/4/,/9/                   3.22%/9/

         198,334           0.60%/5/                       4.84%
--------------------------------------------------------------------------------
         198,592           0.60%/5/                       4.83%
--------------------------------------------------------------------------------
         233,176           0.60%/5/                       4.90%
--------------------------------------------------------------------------------
         209,015           0.68%/5/                       4.30%
--------------------------------------------------------------------------------
          60,461           0.72%/5/                       5.12%
--------------------------------------------------------------------------------

     6 For the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market
       Fund, substantially all investment income is exempt from federal income tax.

     7 Reflects operations for the period from December 2, 1997 (date of initial public investment) to November 30, 1998.

     8 Not annualized.

     9 Annualized.

    10 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.
 ............................................................................. 33
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Money Market
Funds (cont'd.)

                                   Net Asset               Dividends    Net Asset
                                     Value,      Net        from Net     Value,
                                   Beginning  Investment   Investment    End of
Per Share Data                     of Period    Income       Income       Period

U.S. TREASURY MONEY MARKET FUND

Year Ended November 30, 1996         $1.00      $0.05        $(0.05)      $1.00
---------------------------------------------------------------------------------
Year Ended November 30, 1997          1.00       0.05         (0.05)       1.00
---------------------------------------------------------------------------------
Year Ended November 30, 1998          1.00       0.05         (0.05)       1.00
---------------------------------------------------------------------------------
Year Ended November 30, 1999          1.00       0.04         (0.04)       1.00
---------------------------------------------------------------------------------
Period Ended October 31, 2000/4/      1.00       0.05         (0.05)       1.00
---------------------------------------------------------------------------------

1 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.09%, 1.08%, 1.08%, 0.93%, 0.90%, respectively.

2 Annualized.

3 Not annualized.

4 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.
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
               Supplemental Data and Ratios
     --------------------------------------------------------------
                                                      Ratio of Net
     Net Assets,         Ratio of Net                  Investment
       End of              Expenses                      Income
       Period             to Average                   to Average              Total
       (000s)             Net Assets                   Net Assets              Return

      $  829,259            0.70%/1/                     4.69%                 4.80%
---------------------------------------------------------------------------------------
         469,400            0.73%/1/                     4.73%                 4.85%
---------------------------------------------------------------------------------------
         542,430            0.88%/1/                     4.58%                 4.69%
---------------------------------------------------------------------------------------
       1,049,641            0.92%/1/                     3.98%                 4.02%
---------------------------------------------------------------------------------------
       2,284,168            0.99%/1/,/2/                 4.98%/2/              5.04%/3/
---------------------------------------------------------------------------------------

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No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

36 .............................................................................

For More Information

Annual/Semi-Annual Reports

Additional information about the Funds' performance and investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semi-annual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND

By mail - Firstar Funds
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: http://www.sec.gov
                            ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and a
                   ------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

The Fund's Investment Company Act File Number is 811-5380.



www.firstarfunds.com                                     [LOGO OF FIRSTAR FUNDS]

                                                                        FFMMK-01